UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 15, 2006

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 — 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Historical Financial Information
Investor Presentation

Item 2.02. Results of Operations and Financial Condition.
     American Medical Systems Holdings, Inc. will be hosting an Analyst Forum in New York, New York on Friday, September 15, 2006. At the Analyst Forum, the Company will provide certain unaudited historical revenue information for Laserscope’s urology business for 2005 and the first two quarters of 2006. This unaudited historical revenue information has been furnished as Exhibit 99.1 to this Form 8-K.
Item 7.01. Regulation FD Disclosure.
     At the Analyst Forum, the Company’s senior management will provide information regarding the Company’s key markets, strategic growth initiatives and product development pipeline and will reconfirm previously announced revenue and earnings guidance for 2006 and 2007 and provide additional financial guidance for 2007. The Company’s slide presentation for the Analyst Forum, which includes the financial guidance, has been furnished as Exhibit 99.2. The financial guidance is also set forth below.

2006 Reconfirmed Guidance
Full Year 2006 base business revenues	$309M - $314M
Q3 base business revenues	$72M - $75M
Q3 and Q4 LSCP revenues	$49M - $54M
Full year base business adjusted EPS[1]	$.74 - $.77
Q3 base business adjusted EPS[1]	$.16 - $.17
Q3 + Q4 LSCP costs per share	$.26 - $.28

2007 Reconfirmed Guidance
Revenues	$505M - $530M
EPS — cash basis[2]	$1.10 - $1.16

2007 Revised Guidance
Amortization of intangibles	$22M
EPS — reported basis[3]	$.74 - $.79

2007 New Guidance
Gross margin	75% - 77%
Operating margin	22% - 24%
Capital expenditures	$15M
Trade Receivables and Inventory	$150M - $160M
Debt repayment	$30M - $40M

Laserscope Revenue Guidance
2006	$95M - $100M
2007	$135M - $150M
1.	Base adjusted EPS is defined as GAAP EPS excluding in-process research and development, one-time interest expense on bridge financing, financial results of discontinued operations and other revenue and costs related to the acquisition of Laserscope which will be reported during the year. Revenues and costs associated with the Laserscope acquisition and operations, excluding the aesthetics discontinued operations, are expected to reduce second half 2006 earnings by $0.26 to $0.28 per share. Global integration costs are a one-time impact to these results. Ongoing intangible asset amortization and interest expense from the acquisition financing are also included in this estimated earnings impact.

2.	Cash EPS is defined as GAAP EPS, excluding in-process research and development, discontinued operations and other integration costs related to the acquisition of Laserscope, plus tax-effected depreciation, amortization and stock-based compensation expenses. Included in this 2007 cash earnings estimate is an expected contribution from the Laserscope acquisition of approximately $0.04 per share.

3.	Excludes any in-process research and development that may be incurred in 2007 and discontinued operations.
The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     Not Applicable.
     (b) Pro Forma Financial Information.
     Not Applicable.
     (c) Exhibits.

Exhibit No.	Description
99.1	Historical Revenue Information
99.2	American Medical Systems Holdings, Inc. Investor Presentation dated September 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: September 15, 2006	By /s/ Martin J. Emerson
Martin J. Emerson
President and Chief Executive Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Historical Financial Information
99.2	American Medical Systems Holdings, Inc. Investor Presentation dated September 15, 2006